SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) November 14, 2006

AMERISERV FINANCIAL, Inc.
(exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction of Incorporation)	(commission File Number)	(I.R.S. Employer Identification No.)

Main and Franklin Streets, Johnstown, Pa.	15901
(address or principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 814-533-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 8.01 Other Events.

          AMERISERV FINANCIAL Inc. (the “Registrant”) announced its participation to describe the recent progress of the Johnstown-based holding company at the New York Society of Security Analysts Sixth Annual Banking Conference.  A copy of the presentation material will be available on the Company’s website under About AmeriServ, Financial Information at http://AmeriSerFinancial.com.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99.1	Press release dated November 14, 2006, announcing its participation to describe the recent progress at the New York Society of Security Analysts Sixth Annual Banking Conference.

Exhibit 99.2	Slide presentation that was presented at the New York Society of Security Analysts Sixth Annual Banking Conference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

	By	/s/ Jeffrey A. Stopko

Jeffrey A. Stopko
Senior Vice President & CFO

Date: November 14, 2006